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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTION, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                October 25, 2000


                         MANUFACTURERS' SERVICES LIMITED
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               (Exact name of registrant as specified in charter)


           DELAWARE                   001-15883                04-3258036
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 (State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.)


         300 BAKER AVENUE, CONCORD, MA                            01742
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       (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (978) 287-5630
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

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ITEM 5:  OTHER EVENTS

         On October 25, 2000, Manufacturers' Services Limited amended its Amended and Restated Credit Agreement. The amendment includes increases of the interest rates on the term loan and the establishment of a borrowing base requirement utilizing inventory and receivables in the borrowing base calculation.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         c)       Exhibits

         The following exhibits are filed herewith:

         4.1 First Amendment to First Amended and Restated Credit Agreement dated as of October 25, 2000 by and between Manufacturers' Services Limited and the lenders named therein

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

                                               MANUFACTURERS' SERVICES LIMITED
                                               (Registrant)

                                               Date: December 5, 2000

                                               By:  /s/ Albert A. Notini
                                                    ---------------------------
                                                        Albert A. Notini
                                                  Executive Vice President and
                                                     Chief Financial Officer
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                                  EXHIBIT INDEX


4.1 First Amendment to First Amended and Restated Credit Agreement dated as of October 25, 2000 by and between Manufacturers' Services Limited and the lenders named therein